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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                  FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): February 8, 2001



                                  NS&L Bancorp, Inc.
                        ------------------------------------
                 (Exact name of registrant as specified in charter)



        Missouri                      0-25814                  43-1709446
----------------------------        -------------           ------------------
(State or other jurisdiction        (Commission File        (I.R.S. Employer
     of incorporation)              Number)                 Identification No.)



111 East Main Street, Neosho, Missouri                              64850
-----------------------------------------                         ----------
(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code:  (417) 451-0429
                                                     --------------



                                   Not Applicable
                                   --------------
            (Former name or former address, if changed since last report)



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Item 5.     Other Events
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      On February 8, 2001, the  Registrant  announced that its common stock will be quoted on the OTC-Bulletin Board beginning on February 15, 2001. The Company will terminate its listing on the Nasdaq SmallCap Market that same day. Reference is made to the Registrant's press release dated February 8, 2001, which is attached hereto as Exhibit 99 and incorporated herein by reference.

Item  7.    Financial Statements, Pro Forma Financial Information and Exhibits
            ------------------------------------------------------------------

      Exhibit 99 Registrant's Press release dated February 8, 2001.



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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    NS&L BANCORP, INC.




Date: February 8, 2001              By: /s/ C.R. Butler
                                        ---------------------
                                        C.R. Butler
                                        President and Chief
                                         Executive Officer